UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2005

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(Date of earliest event reported)

ROYCE BIOMEDICAL, INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

General:

On April 15, 2005, Royce Biomedical, Inc. (the "Registrant"), entered into a  Share Exchange Agreement  (the  "Agreement") with  Smart-tek Communications, Inc.  ("SCI"), and its sole shareholder.  Pursuant to the Agreement, the Registrant acquired 100% of common stock of SCI in exchange for 1,000  of shares of the Registrant's common stock and one (1) share of the Registrant’s Class A Preferred Stock which has voting rights initially equal to 40% of the total voting rights of all shareholders of the Registrant.  Registrant and SCI have fulfilled all requirements of the Agreement and have completed the acquisition effective April 15, 2005.

Subsequent to the execution of the Agreement, the Registrant filed a Form 8-K with the Securities and Exchange Commission within the time period prescribed by the Form.  Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 9.01 of Form 8-K was not available at that time, and that, in accordance with the provisions of Item 9.01 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the prescribed 71 day time period provided.  The sole purpose of this Amendment 1 to Form 8-K dated April 19, 2005 is to file such required financial information.  Accordingly, Item 9.01 is hereby amended and restated in its entirety to read as follows:

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.

The following financial statements are filed as part of this report.  The financial statements  are included in this Report as Exhibit 99.1 hereto, which follows the signature page of this report.

Exhibit 99.1        Audited Financial Statements of Smart-tek Communications, Inc for the Years ended December 31, 2004 and 2003.

(b)  Unaudited Financial Statements of Businesses Acquired.

The following unaudited financial statements are filed as part of this report.  The unaudited financial statements are included in this Report as Exhibit 99.2 hereto, which follows the signature page of this report.

Exhibit 99.2        Unaudited Financial Statements of Smart-tek Communications, Inc for the three months ended March 31, 2005 and 2004.

(c)   Pro forma financial information of the consolidated financial statements of Royce Biomedical, Inc and Smart-tek Communications Inc.

 Report as Exhibit 99.3 hereto.

Exhibit 99.3        Pro forma consolidated balance sheet at March 31, 2005.

Pro forma consolidated financial statements of Royce Biomedical, Inc and Smart-tek Communications, Inc for the year ended June 30, 2004.

Pro forma consolidated financial statements of Royce Biomedical, Inc and Smart-tek Communications, Inc for the Nine Months ended March 31, 2005.

(d)   Exhibits

Exhibit 99.1        Audited Financial Statements of Smart-tek Communications, Inc for the Years ended December 31, 2004 and 2003.

Exhibit 99.2        Unaudited Financial Statements of Smart-tek Communications, Inc for the three months ended March 31, 2005 and 2004.

Exhibit 99.3        Pro forma financial information of the consolidated financial statements of Royce Biomedical, Inc. and Smart-tek Communications, Inc

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Joseph C. Sienkiewicz

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  Joseph C. Sienkiewicz, Secretary

Date:  September 15, 2005